Exhibit 99.1

Medallia to be Acquired by Thoma Bravo for $6.4 Billion

Medallia Shareholders to Receive $34.00 Per Share in Cash

SAN FRANCISCO, Calif., – July 26, 2021 – Medallia, Inc. (NYSE: MDLA) (“Medallia”), the global leader in customer and employee experience, today announced that it has entered into a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm, in an all-cash transaction that values Medallia at $6.4 billion. Through this transaction, Medallia will become a private company with additional resources and greater flexibility to build on its innovation leadership and expand its customer impact. Additionally, the transaction will allow Medallia to benefit from the operating capabilities, capital support and deep sector expertise of Thoma Bravo – one of the most experienced and successful software investors in the world.

Under the terms of the agreement, Medallia shareholders will receive $34.00 per share in cash, which represents a premium of approximately 20% to Medallia’s unaffected closing stock price on June 10, 2021, the last full trading day prior to media reports regarding a possible transaction, and a premium of approximately 29% to Medallia’s unaffected 30-day average price.

“Today’s announcement underscores our commitment to constant innovation, expansion and value creation,” said Leslie Stretch, President and CEO of Medallia. “Since becoming a public company in 2019, we have made significant progress bolstering our leadership position in experience management. Today, Medallia benefits from a differentiated portfolio of cloud technology solutions and an expansive, loyal customer base across a diverse set of industry verticals and geographies. I look forward to our continued outstanding work in support of our customers. Furthermore, we are eager to build on our success and begin the next phase of differentiated growth, and we believe that becoming a private company represents the best opportunity to do just that. In addition to maximizing value for our shareholders, this transaction will enable us to execute on our long-term strategy with even greater effectiveness, efficiency and flexibility.”

“Medallia has positioned itself at the forefront of the experience management market with a best-in-class SaaS platform that leverages proprietary AI to help companies better understand their customers and employees and drive meaningful business growth at scale,” said Scott Crabill, a Managing Partner at Thoma Bravo. “Medallia’s ability to provide personalized and predictive insights across every channel and to companies of all sizes has become mission-critical in a rapidly expanding universe of structured and unstructured data, where more and more business is transacted digitally. We look forward to partnering with Leslie and the talented Medallia team and applying our operational and investment expertise in software to support the company in the next phase of its growth journey.”

“Medallia not only created the category of experience management but continues to re-define it through innovation, having built a unified, action-oriented platform with the most comprehensive signal capture technology on the market,” said Peter Stefanski, a Principal at Thoma Bravo. “Medallia products are used extensively from the front line to the C-suite in enabling users to improve experiences in real-time with valuable data and insights. In a world where enterprises are only beginning to understand the power of using experience data to run their businesses, we are excited to support Medallia as it continues to capitalize on a massive, growing market opportunity.”

Transaction Details

Following an unsolicited approach regarding an acquisition, the Medallia Board of Directors engaged in a robust strategic review process with the assistance of independent legal and financial advisors. This included an evaluation of Medallia’s strategic plan as an independent company and other strategic alternatives. Following this process, the Medallia Board unanimously approved the transaction with Thoma Bravo, as it provides Medallia’s shareholders with immediate and certain value.

Thoma Bravo has also entered into voting agreements with Medallia’s directors and executive officers, and investment funds affiliated with these individuals. Under these agreements, which represent approximately 34% of Medallia’s outstanding shares, the applicable shareholders have agreed to vote in favor of the transaction, subject to certain terms and conditions contained therein.

The agreement includes a 40-day “go-shop” period expiring on September 4, 2021. During this period, Medallia, assisted by its legal and financial advisors will actively initiate, solicit and consider alternative acquisition proposals from third parties. The Medallia Board will have the right to terminate the merger agreement to enter into a superior proposal, subject to the terms and conditions of the merger agreement. There can be no assurance that this “go-shop” process will result in a superior proposal, and Medallia does not intend to disclose developments with respect to the solicitation process unless and until it determines that such disclosure is appropriate or otherwise required.

The transaction is expected to close in 2021, subject to customary closing conditions, including approval by Medallia shareholders and receipt of regulatory approvals. Upon completion of the transaction, Medallia’s common stock will no longer be listed on any public market. Medallia will remain headquartered in San Francisco.

Advisors

Morgan Stanley & Co. LLC is serving as lead financial advisor to Medallia, and BofA Securities and Wells Fargo Securities are also serving as financial advisors. Wilson Sonsini Goodrich & Rosati, Professional Corporation is serving as Medallia’s legal advisor. Kirkland & Ellis LLP is serving as legal advisor to Thoma Bravo. Debt financing for the transaction is being provided by Blackstone Credit, certain funds managed by affiliates of Apollo Capital Management, L.P., KKR Credit, Thoma Bravo Credit and Antares Capital.

About Medallia

Medallia (NYSE: MDLA) is the pioneer and market leader in customer, employee, citizen and patient experience. The company’s award-winning SaaS platform, Medallia Experience Cloud, is becoming the experience system of record that makes all other applications customer and employee aware. The platform captures billions of experience signals across interactions including all voice, video, digital, IOT, social media and corporate messaging tools. Medallia uses proprietary artificial intelligence and machine learning technology to automatically reveal predictive insights that drive powerful business actions and outcomes. Medallia customers reduce churn, turn detractors into promoters and buyers, create in-the-moment cross-sell and up-sell opportunities and drive revenue-impacting business decisions, providing clear and potent returns on investment. For more information visit www.medallia.com.

© 2021 Medallia, Inc. All rights reserved. Medallia®, the Medallia logo, and the names and marks associated with Medallia’s products are trademarks of Medallia. All other trademarks are the property of their respective owners.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $78 billion in assets under management as of March 31, 2021. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm’s deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20 years, the firm has acquired more than 300 companies representing over $85 billion in enterprise value. The firm has offices in Chicago, Miami and San Francisco. For more information, visit thomabravo.com.

Additional Information and Where to Find It

Medallia, Inc. (“Medallia”) its directors and certain executive officers are participants in the solicitation of proxies from shareholders in connection with the pending acquisition of Medallia (the “Transaction”). Medallia plans to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the Transaction.

Robert Bernshtyn, Mitchell K. Dauerman, Borge Hald, Leslie J. Kilgore, Douglas M. Leone, Stanley J. Meresman, Amy E. Pressman, Leslie J. Stretch, Steven C. Walske and James D. White, all of whom are members of Medallia’s Board of Directors, and Roxanne M. Oulman, who is Medallia’s Chief Financial Officer, are participants in Medallia’s solicitation. Other than Ms. Pressman and Messrs. Hald and Leone, none of such participants owns in excess of 1% of Medallia’s common stock. Ms. Pressman and Mr. Hald may each be deemed to own approximately 2% of Medallia’s common stock. Mr. Leone may be deemed to own approximately 1% of Medallia’s common stock, and is affiliated with investment funds owning an additional approximately 28% of Medallia’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Transaction. Information relating to the foregoing can also be found in Medallia’s definitive proxy statement for its 2021 Annual Meeting of Shareholders (the “2021 Proxy Statement”), which was filed with the SEC on April 13, 2021. To the extent that holdings of Medallia’s securities have changed since the amounts printed in the 2021 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Promptly after filing the definitive Transaction Proxy Statement with the SEC, Medallia will mail the definitive Transaction Proxy Statement and a WHITE proxy card to each shareholder entitled to vote at the special meeting to consider the Transaction. SHAREHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT MEDALLIA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Medallia with the SEC in connection with the Transaction at the SEC’s website (http://www.sec.gov). Copies of Medallia’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Medallia with the SEC in connection with the Transaction will also be available, free of charge, at Medallia’s investor relations website (https://investor.medallia.com) or by writing to Medallia, Inc., Attention: Investor Relations, 575 Market Street, Suite 1850, San Francisco, California 94105.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding: the Transaction, including the expected timing of the closing of the Transaction; considerations taken into account by Medallia’s Board of Directors in approving the Transaction; and expectations for Medallia following the closing of the Transaction. If any of these risks or uncertainties materialize, or if any of Medallia’s assumptions prove incorrect, Medallia’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Additional risks and uncertainties include those associated with: the possibility that the conditions to the closing of the Transaction are not satisfied, including the risk that required approvals from Medallia’s shareholders for the Transaction or required regulatory approvals to consummate the Transaction are not obtained; potential litigation relating to the Transaction; uncertainties as to the timing of the consummation of the Transaction; the ability of each party to consummate the Transaction; possible disruption related to the Transaction to Medallia’s current plans and operations, including through the loss of customers and employees; and other risks and uncertainties detailed in the periodic reports that Medallia files with the SEC, including Medallia’s Annual Report on Form 10-K filed with the SEC on March 22, 2021, and Quarterly Report on Form 10-Q filed with the SEC on June 4, 2021, each of which may be obtained on the investor relations section of Medallia’s website (https://investor.medallia.com). All forward-looking statements in this communication are based on information available to Medallia as of the date of this communication, and Medallia does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Contacts

Medallia

Investor Contact:

Carolyn Bass

IR@Medallia.com

PR Contact:

Joele Frank, Wilkinson Brimmer Katcher

Matt Sherman / Sophie Throsby / Katie Villany

212-355-4449

Thoma Bravo:

Megan Frank

212-731-4778

mfrank@thomabravo.com

OR

Finsbury Glover Hering

Joe Berg

203-984-2771

joe.berg@fgh.com